                                                                    EXHIBIT 10.3

                 FIRST AMENDED AND RESTATED EXTENSION AGREEMENT

            THIS FIRST  AMENDED AND  RESTATED  EXTENSION  AGREEMENT  is made and entered  into  as  of  October  6,  2005,  by  and  among  LYNCH  SYSTEMS,  INC.
("Borrower"),  a  South  Dakota  corporation;   LYNCH  CORPORATION,  an  Indiana
corporation  ("Guarantor");  and SUNTRUST  BANK  ("Lender"),  a Georgia  banking corporation.

                                    RECITALS:

            Lender and  Borrower  entered  into a certain  Amended and  Restated
Credit  Agreement  dated  June 10,  2002 (as at any time  amended,  the  "Credit
Agreement"),  pursuant  to which  Lender made  available a revolving  credit and letter of credit  facility to  Borrower,  which  revolving  credit and letter of credit  facility  is  secured  by  security  interests  in and liens upon all or substantially  all of the assets of Borrower and are guaranteed  unconditionally by Guarantor.

            Lender made a term loan (the "Term  Loan") to Borrower as  evidenced by a certain  Term Loan  Promissory  Note,  dated August 4, 2003 in the original principal amount of $498,000 (as at any time amended, the "Term Note"),  payment of which is secured by, among other  things,  a lien upon and security  title to certain real  property of Borrower  pursuant to the terms of a certain  Security
Deed and Agreement made as of March 30, 2001, between Borrower and Lender (as at any time amended, the "Security Deed"; together with the Term Note and all other agreements  and  instruments  executed in connection  therewith,  the "Term Loan
Documents").

            Events of Default  under (and as  defined  in) the Credit  Agreement exist  and are  continuing,  in  consequence  of which  Lender  is  entitled  to terminate  further advances to Borrower,  to declare the entire balance owing to it from  Borrower to be  immediately  due and payable,  to enforce its liens and security interests in the collateral  securing its claims against Borrower,  and to enforce its claims against Guarantor.

            All of the liabilities and  obligations  under the Credit  Agreement and the Term Note became due and payable on May 31, 2005.

            Borrower,  Guarantor and Lender entered into an Extension  Agreement dated as of June 24, 2005, and a First Amendment to Extension Agreement dated as of  August  25,  2005  (collectively,  and as at any time  amended,  the  "Prior
Agreement"). Borrower and Guarantor desire that Lender accept partial payment of the  obligations  owed to Lender in exchange  for a partial  release of Lender's security  interests  and  extend  the due date for  repayment  of the  remaining
Obligations to the Termination Date (as hereinafter defined).  Lender is willing to extend  the due date for  repayment  of the  Obligations  under the terms and conditions of this Agreement.

            NOW,  THEREFORE,  for  TEN  DOLLARS  ($10.00)  in hand  paid  and in consideration  of the premises and the mutual covenants  herein  contained,  the parties hereto, intending to be legally bound hereby, agree to amend and restate the  Prior  Agreement  so that as so  amended  and  restated,  it shall  read as follows:

            1. DEFINITIONS; RULES OF CONSTRUCTION.

               (a) Capitalized  terms used in this Agreement,  unless  otherwise defined,  shall have the meaning ascribed to such terms in the Credit Agreement.
In  addition,  as used  herein,  the  following  terms  shall have the  meanings ascribed to them:

               "ACCEPTABLE  COMMITMENT  LETTER"  shall mean a commitment  letter that is issued by a bank or other financial  institution  acceptable to Lender, provides for Take-Out Financing on or before the last day of the Extension Period and has no due diligence, credit approval or
            other   conditions   precedent  to  funding  other  than   customary
            conditions relating to documentation and closing.

               "AGREEMENT" shall mean this First Amended and Restated  Extension
            Agreement, as at any time amended.

               "APPLICABLE  LAW"  shall  mean all laws,  rules  and  regulations applicable  to the Person,  conduct,  transaction,  covenant or Loan
            Document  in  question,  including  all  applicable  common  law and equitable  principles;  all  provisions  of  all  applicable  state, federal and foreign constitutions,  statutes, rules, regulations and orders of governmental bodies; and all orders, judgments and decrees of all courts and arbitrators.

               "BB&T" shall mean Branch Banking and Trust Company.

               "COLLECTIONS" shall mean all proceeds received from a sale, lease or other disposition of any of the Collateral, including payments by
            Borrower's  customers and any proceeds of insurance  relating to any of the Collateral.

               "EXPENSE REIMBURSEMENT" shall mean $2,305, to be paid by Borrower to  Lender  by wire  transfer,  which  shall  be used by  Lender  to reimburse  it for  legal  fees and  expenses  incurred  by Lender in
            August,  September, and October (through the date of this Agreement)
            of 2005. The amount of the Expense  Reimbursement as provided herein is only an estimate,  and Lender  reserves the right to recover from
            Obligors and the Collateral  all costs,  fees and expenses for which
            Borrower  has  agreed  to  indemnify  Lender  pursuant  to the  Loan
            Documents.

               "EXTENSION  CONDITIONS"  shall mean the  conditions  to  Lender's extension of the due date of the  Obligations set forth in Section 4 of this Agreement.

               "EXTENSION  PERIOD" shall mean the period  commencing on the date of this  Agreement  and ending at 5:00  o'clock p.m. on the close of business on December 31, 2005.

               "INSOLVENCY PROCEEDING" shall mean any action, case or proceeding commenced by or against a Person,  or any  agreement of such Person, for (a) the entry of an order for  relief  under any  chapter of the
            Bankruptcy Code or other  insolvency or debt adjustment law (whether state,  federal or  foreign);  (b) the  appointment  of a  receiver, trustee,  liquidator or other  custodial for such Person or any part of its property; (c) an assignment or trust mortgage for the benefit

                                      -2-

            of creditors of such Person; or (d) the liquidation,  dissolution or winding up of the affairs of such Person.

               "LOAN  DOCUMENTS"  shall mean the Credit  Documents  and the Term
            Loan Documents.

               "NEW LC" shall mean an original  executed  Irrevocable  Letter of
            Credit,  together with a form of Sight Draft, issued by BB&T for the benefit of Lender, in the form of or under the terms provided in the document attached hereto as EXHIBIT A.

               "OBLIGATIONS"  shall  mean  all  liabilities,   indebtedness  and
            obligations at any time owing by Borrower to Lender,  whether direct or indirect,  absolute or contingent,  due or to become due, secured or unsecured or  liquidated  or  unliquidated,  including all of the
            Revolver Obligations and all of the Term Loan Obligations.

               "OBLIGORS" shall mean Borrower and Guarantor.

               "PAID IN FULL" shall mean, with reference to the Obligations, the full,  final  and  indefeasible  payment  in  full  of all  of  such
            Obligations,  the  termination  of all  commitments  and  any  other obligations  that Lender may have under any of the Credit  Documents to  extend  or renew  credit,  and the  depositing  with  Lender  by
            Borrower of cash in an amount equal to 102% of the aggregate undrawn amount of all Letters of Credit outstanding and all other contingent obligations at the time due and owing Lender.

               "PARTIAL PAYMENT" shall mean a payment by wire transfer from BB&T to Lender, for the benefit of (and as an advance to) Borrower, in an amount not less than $760,752.17.

               "PARTIAL  RELEASE"  shall  mean a  UCC-3  Amendment  in the  form attached hereto as EXHIBIT B.

               "REVOLVER  OBLIGATIONS" shall mean all of the "Obligations" under
            (and as defined in) the Credit Agreement.

               "STIPULATED DEFAULTS" shall mean the Events of Default referenced in Section 2(c) of this Agreement.

               "TAKE-OUT  FINANCING"  shall mean financing  procured by Borrower from a third-party financing source in an amount sufficient to cause all of the  Obligations  to be Paid in Full at or before  the end of the Extension Period.

               "TERMINATION  DATE"  shall  mean the  sooner to occur of (a) 5:01
            o'clock p.m. on the last day of the Extension Period or (b) the date on which the Extension Period terminates as provided in Section 5 of this Agreement.

               "TERM LOAN OBLIGATIONS" shall mean all indebtedness,  liabilities and  obligations at any time owed by Borrower to Lender under any of the Term Loan Documents.

                                      -3-

              (b) The terms  "herein,"  "hereof" and "hereunder" and other words of similar  import refer to this  Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders.  All references to statutes and related  regulations  shall include any amendments of same and any  successor  statutes and  regulations;  to any of the
Loan Documents shall include any and all  modifications  thereto and any and all restatements,  extensions  or  renewals  thereof;  to any Person  shall mean and include the successors and permitted  assigns of such Person; to "including" and
"include" shall be understood to mean "including,  without limitation" (and, for purposes of this Agreement and each other Loan Document,  the parties agree that the  rule of  EJUSDEM  GENERIS  shall  not be  applicable  to  limit  a  general statement,  which is  followed by or  referable  to an  enumeration  of specific matters to matters  similar to the matters  specifically  mentioned);  or to the time of day  shall  mean  the  time of day on the day in  question  in  Atlanta,
Georgia, unless otherwise expressly provided in this Agreement.

            2.  ACKNOWLEDGMENTS  AND  STIPULATIONS  BY  OBLIGORS.  Each  Obligor
acknowledges,  stipulates  and agrees  that (a) as of the opening of business on
October 3, 2005, the aggregate  principal balance of Loans  outstanding  totaled
$756,096.50,  the  aggregate  undrawn  amount of Letters  of Credit  outstanding totaled $281,690,  and the unpaid principal balance of the Term Loan Obligations totaled $389,405.53, in each case exclusive of interest, fees, other charges and attorneys' fees at any time payable by Borrower under any of the Loan Documents;
(b) all of the Obligations  (other than contingent  obligations  with respect to the  undrawn  amount of Letters of Credit)  are  absolutely  due and  payable by
Obligors to Lender without any defense,  deduction, offset or counterclaim (and, to the extent Obligors had any defense, deduction, offset or counterclaim on the date hereof, the same is hereby waived); (c) Events of Default have occurred and now exist under the Credit  Documents and are continuing by reason of Borrower's failure  to  cause  the  Obligations  to be Paid in  Full on May 31,  2005,  and
Borrower's  breach of its obligations under Section 8.07 of the Credit Agreement
(and,  such Event of Default under the Credit  Agreement is also a default under the Term Note); (d) the Loan Documents executed by Borrower are legal, valid and binding  obligations  of  Borrower  and  are  enforceable  against  Borrower  in accordance with their terms; (e) the security  interests and other liens granted by Borrower  to Lender in the  Collateral  are duly  perfected,  first  priority security  interests  and liens;  (f) the Guaranty is a legal,  valid and binding obligation of the Guarantor and is enforceable  against  Guarantor in accordance with its terms;  (g) each of the  recitals  contained  at the  beginning of this
Agreement are true and correct; and (h) prior to executing this Agreement,  each
Obligor consulted with and had the benefit of advice of legal counsel of its own selection  and each has relied upon the advice of such  counsel,  and in no part upon any representation of Lender concerning the legal effects of this Agreement or any provision hereof.

            3. AGREEMENT TO EXTEND.  If and for so long as each of the Extension
Conditions is satisfied,  Lender agrees that during the Extension Period it will not, solely by reason of the existence on this date of the Stipulated  Defaults,
(i) exercise any default remedy  available to Lender under any of the other Loan
Documents or Applicable  Law to enforce  collection  from Obligors of any of the
Obligations  or to foreclose its liens upon or security  interests in any of the
Collateral  during the Extension  Period;  or (ii) enforce  Section 10.14 of the
Credit Agreement,  which requires the deposit to the Cash Collateral  Account of monies equal to 102% of the undrawn amount of outstanding Letters of Credit, but

                                      -4-

the  foregoing  shall not in any event be deemed to  constitute  a waiver of any
Lender's  right to require  the  deposit of such  monies to the Cash  Collateral
Account on or after the  Termination  Date.  Nothing in this Agreement  shall be construed to alter the demand nature of that portion of the Obligations  payable on  demand  under the terms of any of the Loan  Documents.  Notwithstanding  the foregoing  and  anything to the  contrary  in this  Agreement,  Lender  shall be permitted to draw on the New LC at any time in accordance with its terms.

            4. EXTENSION  CONDITIONS.  The following conditions shall constitute
Extension  Conditions,  the timely  satisfaction  of each and every one of which during the  Extension  Period shall be a condition to all  agreements  of Lender hereunder:

               (a) Each  Obligor  duly and  punctually  observes,  performs  and discharges  each and every  obligation  and covenant on its part to be performed under this Agreement;

               (b) No  Event  of  Default  occurs  or  exists  (other  than  the
Stipulated  Defaults  that are in existence on the date hereof) and each Obligor strictly complies with all of the terms,  conditions and covenants  contained in each of the Loan Documents that are applicable to such Obligor;

               (c) No Insolvency  Proceeding  is commenced by or against  either
Obligor;

               (d)  No  material  adverse  change  occurs  in  either  Obligor's business, prospects or financial condition after the date hereof;

               (e) All of the Obligations are Paid in Full on or before the last day of the Extension Period;

               (f) Guarantor does not attempt to revoke or terminate, or dispute
Guarantor's liability under, Guarantor's Guaranty;

               (g) No  representation or warranty made by either Obligor in this
Agreement proves to have been false or misleading in any material respect;

               (h)  Borrower  is able to pay and does  pay,  as the  same  shall become due and  payable,  all debts  incurred  by  Borrower on or after the date hereof;

               (i) No Person to whom  Borrower  is indebted  for money  borrowed accelerates the maturity or demands payment of such indebtedness, in whole or in part;

               (j) On or before the first  Business Day after  execution of this
Agreement,  the Partial Payment,  the New LC and the Expense  Reimbursement  are
delivered to Lender; and

               (k)  Borrower  diligently  and in good faith  attempts to procure
Take-Out  Financing  on or  before  the last  day of the  Extension  Period  and periodically  apprises  Lender of the status of its  attempts  to  procure  such
Take-Out Financing.

            5.  TERMINATION  OF  EXTENSION.  If any one or more of the Extension
Conditions is not satisfied,  then (i) Lender's agreement to extend the maturity

                                      -5-

of the Obligations shall at Lender's election,  but without further notice to or
demand  upon  Obligors,   terminate,  (ii)  all  of  the  Obligations  shall  be
immediately  due and  payable  without  any  further  notice to or  demand  upon
Obligors,  all of which notice and demand each Obligor hereby waives,  and (iii)
Lender  shall  thereupon  have  and may  exercise  from  time to time all of the remedies  available  to it under  the Loan  Documents  and  Applicable  Law as a consequence of an Event of Default.  On and after the  Termination  Date, all of the  Obligations  shall be  immediately  due and  payable  and  Lender  shall be authorized, at any time and without further notice to or demand upon Obligors or any other Person,  to enforce all of its remedies  under the Loan  Documents and
Applicable Law.

            6. NO LOANS OR EXTENSIONS OF CREDIT. Borrower shall not be permitted to obtain any Loans from Lender  pursuant to the Credit  Agreement or otherwise, but Lender shall be entitled,  in its sole and absolute discretion,  to make one or more Loans to Borrower to refinance or to reimburse Lender for any Obligation as provided in the Credit Agreement.

            7. PARTIAL PAYMENT AND PARTIAL RELEASE OF SECURITY  INTEREST.  On or
before the first Business Day after execution of this Agreement,  Borrower shall cause  the  Partial  Payment,  the  Expense  Reimbursement  and the New LC to be
delivered to Lender. No later than two (2) Business Days after the date on which
Lender has  received  the  Partial  Payment and the  Expense  Reimbursement  (in
immediately  available  funds) and the New LC,  Lender  shall  cause the Partial
Release to be filed with the  Secretary  of State of the State of South  Dakota.
Neither Lender's acceptance of the Partial Payment nor the filing of the Partial
Release  is  intended  or  shall  be  construed  to  constitute  an  accord  and satisfaction,  a  reinstatement  of the  maturity of any of the  Obligations,  a release of any of the  Obligations  (other than that portion of the  Obligations that are repaid by the Partial  Payment),  or a release of any of Lender's liens upon and  security  interests  in property of Borrower  that is not  included as released collateral in the Partial Release.

            8. APPLICABLE RATE OF INTEREST.

               (a) From and  after  the date of this  Agreement,  and  except as otherwise  provided  in this  Section  8,  interest  shall  accrue on the unpaid principal  balance  of the  Obligations  outstanding  at the rate of 5-1/2%  per annum, calculated and paid in accordance with the terms of the Term Note.

               (b) If by October 30, 2005,  Borrower has not delivered to Lender a term sheet, proposal letter or other writing definitively  evidencing the fact that Borrower is engaged in active  discussions  with a bank or other  financial institution to provide Take-Out Financing, then the otherwise applicable rate of interest  with  respect to the  principal  balance of the  Obligations  shall be increased by 100 basis points, effective November 1, 2005.

               (c) If by November 30, 2005, Borrower has not delivered to Lender an Acceptable  Commitment Letter, then the otherwise applicable rate of interest with respect to the  Obligations  shall be increased by an additional  100 basis points (in addition to and after giving  effect to any increase  provided for in paragraph (b) of this Section 8), effective December 1, 2005.

                                      -6-

               (d) During the  Extension  Period,  and provided that each of the
Extension  Conditions is satisfied,  Lender shall not be authorized to charge or collect any default rate of interest that Lender would  otherwise be entitled to charge  or  collect  in the  absence  of this  Agreement,  but on and  after the
Termination  Date Lender may charge and collect such default rate of interest to the extent authorized by the Loan Documents.

            9. ADDITIONAL COVENANTS.  During the Extension Period and thereafter for so long as any of the Obligations is outstanding, Borrower shall not pay any cash or  distribute  any other  property  to or for the  benefit of Parent,  any
Subsidiary of Borrower or any Affiliate of Borrower,  Parent or any  Subsidiary,
whether as a dividend  or other  distribution  or as payment of any  management, consulting  or other fees at any time incurred by Borrower to or in favor of any of such Persons.

            10.  APPLICATION OF PROCEEDS.  Each Obligor hereby waives the right, if any, to direct the manner in which Lender  applies any payments,  Collections or other Collateral proceeds to the Obligations and agrees that  notwithstanding anything to the contrary in the Credit  Agreement,  Lender may apply and reapply all such payments,  Collections or proceeds to the  Obligations as Lender in its sole and absolute discretion elects from time to time.

            11.  REPRESENTATIONS  AND  WARRANTIES  OF  OBLIGORS.   Each  Obligor
represents and warrants that (a) no Default or Event of Default exists under the
Loan Documents,  except for the Stipulated Defaults that are in existence on the date  hereof;  (b) subject to the  existence  of the  Stipulated  Defaults,  the representations  and warranties of Borrower contained in the Loan Documents were true and correct in all material  respects when made and continue to be true and correct in all material respects on the date hereof; (c) the execution, delivery and  performance  by  Obligors of this  Agreement  and the  consummation  of the transactions contemplated hereby are within the corporate powers of Obligors and have been  duly  authorized  by all  necessary  corporate  action on the part of
Obligors,  do  not  require  any  approval  or  consent,  or  filing  with,  any governmental agency or authority, do not violate any provisions of any law, rule or regulation or any provision of any order, writ, judgment, injunction, decree, determination  or award  presently in effect in which either Obligor is named or any provision of the charter  documents of either Obligor and do not result in a breach of or  constitute a default  under any  agreement or  instrument to which either Obligor is a party or by which it or any of its properties are bound; (d)
this  Agreement  constitutes  the legal,  valid and binding  obligation  of each
Obligor, enforceable against such Obligor in accordance with its terms; (e) each
Obligor is entering into this Agreement  freely and voluntarily  with the advice of legal counsel of his or its own choosing; and (f) each Obligor has freely and voluntarily  agreed to the releases,  waivers and undertakings set forth in this
Agreement.

            12.  REAFFIRMATION  OF  OBLIGATIONS.  Borrower  hereby  ratifies and reaffirms  the  Loan  Documents  and  all of  its  obligations  and  liabilities thereunder.  Guarantor hereby ratifies and reaffirms the validity,  legality and enforceability of the Guaranty and agrees that such Guaranty is and shall remain in full force and in effect until all the Obligations have been paid in full.

            13.  SPECIFIC  WAIVERS.  Each Obligor hereby waives,  to the fullest extent  permitted by Applicable Law, (a) any and all rights to receive notice in connection  with the  enforcement by Lender of its liens and security  interests with respect to any of the Collateral,  including notices under or in connection

                                      -7-

with O.C.G.A.  Sections 11-9-610 through 613 and Section  11-9-623,  and (b) the benefit of any statute of limitations  that might  otherwise bar the recovery of any of the Obligations from any one or more of them.

            14. RELATIONSHIP OF PARTIES; NO THIRD PARTY  BENEFICIARIES.  Nothing
in this  Agreement  shall be  construed  to alter the  existing  debtor-creditor relationship  between  Borrower and Lender,  nor is this  Agreement  intended to change or affect in any way the relationship between Lender and Guarantor to one other than a debtor-creditor  relationship.  This Agreement is not intended, nor shall it be  construed,  to create a partnership  or joint venture  relationship between or among any of the parties hereto.  No Person other than a party hereto is intended to be a  beneficiary  hereof and no Person other than a party hereto shall be authorized to rely upon or enforce the contents of this Agreement.

            15. ENTIRE AGREEMENT; MODIFICATION OF AGREEMENT. This Agreement, the
Prior Agreement and the other Loan Documents constitute the entire understanding of the parties  with  respect to the subject  matter  hereof and  thereof.  This
Agreement may not be modified, altered or amended except by agreement in writing signed by all the parties hereto.

            16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Georgia.

            17.  NON-WAIVER  OF DEFAULT.  Neither this  Agreement,  nor Lender's agreements hereunder,  nor Lender's acceptance of the Partial Payment and filing of the Partial Release, shall be deemed a waiver of or consent to the Stipulated
Defaults or any of other Event of  Default.  Obligors  agree that such Events of
Default shall not be deemed to have been waived,  released or cured by virtue of
Lender's execution of and performance under this Agreement.

            18. NO  NOVATION,  ETC.  This  Agreement  is not intended to be, nor shall it be construed to create,  a novation or accord and  satisfaction and the
Credit  Agreement  and the other Loan  Documents  shall remain in full force and effect. Notwithstanding any prior mutual temporary disregard of any of the terms of any of the Loan  Documents,  the parties  agree that the terms of each of the
Loan Documents shall be strictly adhered to on and after the date hereof, except as expressly modified by this Agreement.

            19.  COUNTERPARTS;   FACSIMILE  SIGNATURES;  WAIVERS  OF  NOTICE  OF
ACCEPTANCE.  This Agreement may be executed in any number of counterparts and by different  parties  hereto  in  separate  counterparts,  each of  which  when so executed shall constitute an original,  but all of which taken together shall be one and the same  instrument.  Any signed  counterpart of this Agreement that is transmitted by facsimile  transmission shall be deemed to constitute an original counterpart for all purposes. In proving this Agreement,  the Prior Agreement or any of the other Loan Documents, it shall not be necessary to produce or account for more than one such counterpart  signed by the party against whom enforcement is sought. Notice of Lender's acceptance hereof is hereby waived.

            20.  REIMBURSEMENT FOR LEGAL EXPENSES.  Borrower agrees to reimburse
Lender for all reasonable costs and expenses,  including legal fees, incurred by
Lender in connection  with the drafting,  negotiation,  execution and closing of this Agreement.

                                      -8-

            21. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their  respective  successors and assigns.

            22.  RELEASE  OF  CLAIMS.  TO  INDUCE  LENDER  TO  ENTER  INTO  THIS
AGREEMENT, EACH OBLIGOR HEREBY RELEASES,  ACQUITS AND FOREVER DISCHARGES LENDER,
AND LENDER'S OFFICERS,  DIRECTORS,  AGENTS,  EMPLOYEES,  SUCCESSORS AND ASSIGNS,
FROM ALL LIABILITIES,  CLAIMS, DEMANDS,  ACTIONS OR CAUSES OF ACTION OF ANY KIND
(IF ANY THERE  BE),  WHETHER  ABSOLUTE  OR  CONTINGENT,  DUE OR TO  BECOME  DUE,
DISPUTED OR  UNDISPUTED,  LIQUIDATED OR  UNLIQUIDATED,  AT LAW OR IN EQUITY,  OR
KNOWN OR UNKNOWN, THAT ANY ONE OR MORE OF THEM NOW HAVE OR EVER HAVE HAD AGAINST
LENDER, WHETHER ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS OR
OTHERWISE.

            23.  WAIVER  OF JURY  TRIAL.  TO THE  FULLEST  EXTENT  PERMITTED  BY
APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY
IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR
ANY OF THE LOAN DOCUMENTS.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

ATTEST:                                        LYNCH SYSTEMS, INC.
                                               ("Borrower")

/s/ Janet Grimsley                             By: /s/ Brian Fabacher
--------------------------------                   -----------------------------
Secretary                                      Title: President

ATTEST:                                        LYNCH CORPORATION
                                               ("Guarantor")

/s/ Eugene Hyes                                By: /s/ John C. Ferrara
--------------------------------                   -----------------------------
Secretary                                      Title: President
                                                     ---------------------------
                                                     ---------------------------

                                               Accepted on October  6, 2005.

                                               SUNTRUST BANK
                                               ("Lender")

                                               By:  /s/ Gregory B. Griner
                                                  ------------------------------
                                               Title: Senior Vice President
                                                     ---------------------------
                                                     ---------------------------

                                      -9-